USAA SCIENCE & TECHNOLOGY FUND

Fund Shares (USSCX) and Class A (USTCX)

Supplement dated January 7, 2021

to the Summary Prospectus dated December 1, 2020

Effective December 31, 2020, references to John F. Averill as a portfolio manager for the USAA Science & Technology Fund (the "Fund") are removed and Bruce L. Glazer is added as a portfolio manager to the Fund. Mr. Glazer has been involved in the portfolio management and securities analysis for the technology portion of the Fund since 2002.

The table under PORTFOLIO MANAGERS is amended to include Mr. Glazer as follows:

Tenure with
	Title	the Fund
Bruce L. Glazer	Senior Managing Director, Partner, and Global Industry Analyst,	Since 2002
Wellington Management

If you wish to obtain more information, please call the USAA Mutual Funds at (800) 235-8396.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

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